                                                               Exhibit 10.41



                               LETTER AGREEMENT
                               ----------------

TERMINATION OF SUBLEASE
-----------------------

Upon the execution of this letter agreement, the sublease between Arista Investors Corp., a corporation having an office at 116 John Street, New York, New York (the "Sublessor"), and Arista Insurance Company, a New York corporation having an office at 116 John Street, New York, New York (the "Subtenant") for Storage Space #5 shall be terminated effective December 31, 1996.

IN WITNESS WHEREOF, this Letter Agreement has been duly executed on the day and year first hereinabove written.

                                       ARISTA INVESTORS CORP.

                                       By: /s/ Bernard Kooper
                                           ---------------------
                                           BERNARD KOOPER, PRESIDENT


                                       ARISTA INSURANCE COMPANY

                                       By: /s/ Stanley Mandel
                                           ---------------------
                                           STANLEY MANDEL, PRESIDENT




DATED: December 11, 1996